As filed with the Securities and Exchange Commission on April 19, 2012

Securities Act File No. 33-08021

Investment Company Act File No. 811-04801

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 56	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 51

(Check appropriate box or boxes)

SUNAMERICA EQUITY FUNDS

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher, LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering:

As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[            ], 2012
PROSPECTUS

SUNAMERICA EQUITY FUNDS

SunAmerica International Dividend Strategy Fund

Class	SunAmerica International Dividend Strategy Fund: Ticker Symbols
A Shares	SIEAX
B Shares	SSIBX
C Shares	SIETX
I Shares	NAOIX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND HIGHLIGHTS: SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND	2

Fund Highlights: SunAmerica International Dividend Strategy Fund

INVESTMENT GOAL

The investment goal of the SunAmerica International Dividend Strategy Fund (the “International Dividend Strategy Fund” or the “Fund”) is total return (including capital appreciation and current income).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 9 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page B-82 of the Fund’s statement of additional information. Class I shares are closed to new purchases.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None

Redemption Fee	2.00%	None	None	None

Exchange Fee	2.00%	None	None	None

Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(2)	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	None

Other Expenses	0.49%	0.62%	0.55%	0.71%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement/(Recoupment)	1.85%	2.63%	2.56%	1.72%

Fee Waivers and/or Expense Reimbursement/(Recoupment)(4),(6)	0.05%	0.07%	0.05%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (Recoupment)(2),(3),(5),(6)	1.80%	2.56%	2.51%	1.81%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 8-9 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to a Fee Waiver Agreement, SunAmerica Asset Management Corp. (“SunAmerica”or the “Adviser”) is contractually obligated to waive its advisory fee with respect to the Fund so that the aggregate advisory fee payable by the Fund to SunAmerica does not exceed an annual rate of 0.95% of average daily net assets. This Fee Waiver Agreement became effective on June [ ], 2012 and will continue in effect until January 31, 2014, unless earlier terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.90%, 2.55%, 2.55% and 1.80% for Class A, Class B, Class C and Class I shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(4)	Any waivers or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations set forth in note 3 above. SunAmerica may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement described in note 2 above.
(5)	The amounts shown for Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement/(Recoupment) do not correlate to the ratios of expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and do not include Acquired Fund Fees and Expenses. The amounts shown for Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement/(Recoupment) for each of Class B and Class I exceed the applicable contractual expense limitations set out in note 3 above, as they include Acquired Fund Fees and Expenses. As stated in note 3 above, Acquired Fund Fees and Expenses are not included in the contractual expense limitations.
(6)	The amounts shown for Fee Waivers and/or Expense Reimbursement/(Recoupment) and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement/(Recoupment) have been restated, as applicable, to reflect the management fee waiver under the Fee Waiver Agreement described in note 2 above as if it had been in effect for the period shown in the table.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica International Dividend Strategy Fund
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	659	1,096	1,560	2,710
Class C Shares	354	782	1,335	2,846
Class I Shares	184	569	980	2,127

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
SunAmerica International Dividend Strategy Fund
Class A Shares	$747	$1,109	$1,494	$2,569
Class B Shares	259	796	1,360	2,710
Class C Shares	254	782	1,335	2,846
Class I Shares	184	569	980	2,127

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 262% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategies are value and international investing. The value oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally overlooked by the market. The strategy of international investing involves investing substantially all of the Fund’s assets in foreign (non-U.S.) securities (“foreign securities”).

The principal investment technique of the Fund is to employ a “buy and hold” strategy with approximately 100 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index ex-U.S. Index (“MSCI ACWI ex-U.S. Index”). At least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

The Fund expects to invest primarily in common stocks, and to a lesser extent, preferred stocks, and may invest in companies of any size. In addition, the Fund is not limited in the amount it may invest in any one country, and its investments may include securities of emerging markets.

The selection criteria used by the Fund’s portfolio manager to identify high dividend yielding equity securities from the MSCI ACWI ex-U.S. Index will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. While the securities selection process will take place on an annual basis, the portfolio manager may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yield criteria or when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, in the discretion of the portfolio manager.

The Fund will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about the end of the Fund’s fiscal year (October 31). Immediately after the Fund buys and sells securities in connection with the Fund’s annual rebalancing, it will hold approximately an equal value of each of the

3

Fund Highlights: SunAmerica International Dividend Strategy Fund

100 securities. In other words, the Fund will invest about 1/100 of its assets in each of the securities that make up its portfolio. Thereafter, when an investor purchases shares of the Fund, the Adviser will generally invest additional funds in the pre-selected securities based on each security’s respective percentage of the Fund’s assets at the time.

The Fund employs a strategy to hold securities between its annual rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Fund, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Stock Market Volatility and Securities Selection. The Fund invests significantly in equity securities. As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

International Investing. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets.

Small and Mid Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Disciplined Strategy. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain hedging techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

Preferred Stock. The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

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PERFORMANCE INFORMATION*

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns to those of the MSCI ACWI ex-U.S. Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

INTERNATIONAL DIVIDEND STRATEGY FUND     (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 26.57% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.18% (quarter ended December 31, 2008).

Average Annual Total Returns (as of the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
Class B	-20.45%	-7.94%	2.28%
Class C	-18.01%	-7.62%	2.12%
Class I	-16.53%	-6.93%	2.90%
Class A	-21.34%	-8.10%	2.20%
Return After Taxes on Distributions (Class A)	-21.35%	-8.39%	2.07%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-13.50%	-6.52%	2.04%
MSCI All Country World (ACWI) ex-U.S. Index (Gross)	-13.33%	-2.48%	6.76%

*	Effective [ ], 2012, the name of the Fund was changed to the SunAmerica International Dividend Strategy Fund and certain corresponding changes were made to the Fund’s investment strategy and techniques. Prior to this date, the Fund was managed as an international equity fund and employed a different strategy. The performance shown represents the performance of the Fund prior to its change to the SunAmerica International Dividend Strategy Fund. Accordingly, this performance information does not reflect the management of the Fund in accordance with its current investment strategy and techniques.
[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

5

Fund Highlights: SunAmerica International Dividend Strategy Fund

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title

Brendan Voege, CFA	2012	Vice President at SunAmerica

Timothy Campion	2012	Vice President at SunAmerica

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 7 of the Prospectus.

6

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial investment minimums generally are as follows:

	CLASS A, CLASS B AND CLASS C SHARES	CLASS I SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	Closed to new purchases.
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

TAX INFORMATION

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class C and Class I shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A	Class B	Class C

• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

•   No front-end sales charge; all your money goes to work for you right away.

•   Higher annual expenses than Class A shares.

•   Deferred sales charge on shares you sell within six years of purchase, as described on page 9.

•   Automatic conversion to Class A shares approximately eight years after purchase.

•   Purchases in an amount of $100,000 or more will not be permitted; you should consult with your financial advisor to determine whether other share classes are more beneficial given your circumstances.

•   No front-end sales charges, all your money goes to work for you right away.

•   Higher annual expenses than Class A shares.

•   Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•   No conversion to Class A shares.

Class I

•   Closed to new purchases; however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions.

•   No sales charges.

•   Lower annual expenses than Class A, B
or C Shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

8

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund’s transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the Fund that were previously purchased, shares of the other classes of the Fund, as well as shares of any class of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of the Fund to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in the Fund made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Fund may be purchased by clients at net asset value.

9

Shareholder Account Information

•

Participants in certain employer-sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any Fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by SunAmerica.

Waivers for Certain Investors for Class B and Class C Shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C Shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to “Transaction Policies—Exchanges” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares of the Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to the Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Shareholder Services” hyperlink. The Fund’s Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of the Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
B	0.75%	up to 0.25%
C	0.75%	up to 0.25%

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Because Rule 12b-1 Fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Fund are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on page 22. You can also initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

11

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution that is authorized to sell the Fund’s shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account

By check

• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

• Indicate the Fund and account number in the memo section of your check.

• Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

• Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

• Obtain your account number by calling Shareholder Services at 800-858-8850.

•Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class).

FBO: (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class).

FBO: (Include account number and name(s) in which the account is registered).

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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HOW TO SELL SHARES (Classes A, B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under “Selling Shares Through the Fund.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

• Your name

• Fund name, share class and account number

• The dollar amount or number of shares to be redeemed

• Any special payment instructions

• The signature of all registered owners exactly as the account is registered, and

• Any special documents required to assure proper authorization

On overnight mail redemption, a $25 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern Time) on most business days. Otherwise, you must provide, in writing, the following information:

• Fund name, share class and account number you are redeeming

• Bank or financial institution name

• ABA routing number

• Account number, and

• Account registration

If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By internet

Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

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Shareholder Account Information

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class I)

Class I shares of the Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (All Fund Classes)

Valuation of shares. The net asset value per share (“NAV”) for the Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund’s Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside of the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when the Fund is not open for purchases or redemptions.

Buy and sell prices. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive NAV.

14

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in “good order” when the Fund, SACS or its agent receives all required information, including properly completed and signed documents. If the Fund, SACS or its agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Fund, SACS or its agent receives your order after that time, you will receive the next business day’s closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other SunAmerica Mutual Funds.

With respect to Class A shares of the Fund, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) calendar days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 28 or to exchanges by other funds that invest in the Fund and that are advised and/or administered by SunAmerica and certain of its affiliates. The holding period for the exchange fee is calculated in the same manner as the redemption fee holding period, as described below under “Redemption Fee.”

15

Shareholder Account Information

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Redemption Fee. In accordance with the Fund’s market timing trading policies and procedures (see below), with respect to Class A shares of the Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) calendar days prior to the date of such redemption. The redemption fee does not apply to: (i) shareholders who have elected to participate in the Systematic Withdrawal Plan or Systematic Exchange Program maintained by the Fund as described on page [28]; (ii) redemptions by other funds that invest in the Fund and that are advised and/or administered by SunAmerica and certain of its affiliates; and (iii) redemptions in certain employer-sponsored benefit plans, if approved in writing by SunAmerica. While the redemption fee may not apply to certain plan participant redemptions from a retirement plan (e.g., as a result of a distribution, loan, in-service withdrawals, plan terminations, etc.), the fee may still be applied to certain exchanges out of the Fund that are made through your plan. If you hold shares through a retirement plan, you should contact SunAmerica or your plan recordkeeper to determine which of your transactions are subject to redemption fees. The Fund will use the first-in, first out (FIFO) method to determine the ninety (90) calendar day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 calendar days or less, the redemption fee will be assessed. In determining “90 calendar days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on February 1, 2012, for example, will be subject to the fee if they are redeemed on or prior to May 1, 2012. If they are redeemed on or after May 2, 2012, the shares will not be subject to the redemption fee.

If your shares are held through a Financial Intermediary in an omnibus account, the Fund generally relies on the Financial Intermediary to assess the redemption fee on underlying shareholder accounts. Certain Financial Intermediaries may apply different or additional redemption fees or waivers to accounts held with them and may also impose additional limits or restrictions on trading in the Funds in connection with their market timing policies, including limitations or restrictions on the frequency of purchases or exchanges into the Fund after redeeming or exchanging out of the Fund. If you purchase shares of the Fund through a Financial Intermediary, you should contact your Financial Intermediary or refer to the materials provided by your Financial Intermediary for more information on whether and to what extent the redemption fee will be applied to redemptions of shares you hold through the Financial Intermediary.

Fund Holdings. A schedule of the Fund’s top-ten holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.sunamericafunds.com or by calling (800) 858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s transfer agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s prospectuses, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings expose the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the

16

reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Fund holds significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may also seek to exploit the Fund if it holds significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The Fund may hold significant investments in small-cap companies. The Fund has adopted certain fair valuation practices intended to protect the Fund from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Fund. However, to the extent the Fund’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund’s shares.

Market timing procedures. The Fund’s procedures include committing staff of the Fund’s shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive that the Fund’s policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

In addition, the Fund assesses short-term exchange and redemption fees as described above under the subsections entitled “Exchanges” and “Redemption fee.”

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

17

Shareholder Account Information

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of the Fund periodically for the same class of shares of one or more other retail funds distributed by SACS. To use the Systematic Exchange Program:

•	Specify the Fund from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual(k) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any retail fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund.).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Fund. Capital gains distributions, if any, are paid at least annually by the Fund. The Fund reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in cash if the amount is $10.00 or more and you notify the Fund in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund shares as Class I shares are not subject to any distribution fee.

Taxability of Dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund’s long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. For taxable years beginning before

18

January 1, 2013, distributions of investment income reported by the Fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is typically mailed to you each year, typically by February 15, details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Recent regulations require the Fund to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit Fund shareholders to elect among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain of income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund. In addition, distributions with respect to the Fund’s taxable years before January 1, 2012, that qualify as “qualified net interest income” or as “qualified short-term capital gains” may not be subject to U.S. withholding tax. A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the Statement of Additional Information.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Small Accounts (other than Class I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

19

More Information About the Fund

FUND INVESTMENT  STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

The investment goals of the Fund may be changed without shareholder approval.

INTERNATIONAL DIVIDEND STRATEGY FUND
What is the Fund’s investment goal?	Total Return (including Capital Appreciation and Current Income)
What principal investment strategy does the Fund use to implement its investment goal?	Value and International investing
What are the Fund’s principal investment techniques?

•   Employs a “buy and hold” strategy to identify approximately 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

What are the Fund’s other significant (non-principal) investments?	• None
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments • Futures • Exchange-traded funds
What risks may affect the Fund?

PRINCIPAL RISKS:

•   Stock market volatility

•   Securities selection

•   International investing

•  Foreign exposure

•  Currency volatility

•  Emerging markets

•   Small and mid market capitalization

•   Disciplined strategy

•   Preferred stock

NON-PRINCIPAL RISKS:

•   Futures contracts

•   Exchange-traded funds

20

GLOSSARY

Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

Debt ratings. The two best-known debt rating agencies are Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade“ refers to any security rated “BBB“ or above by Standard & Poor’s or “Baa“ or above by Moody’s.

INVESTMENT AND OTHER TERMINOLOGY

Acquired fund fees and expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Annual rebalancing. The Fund will rebalance its holdings on an annual basis, immediately after which the Fund will hold approximately an equal value of each of the securities selected. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting the Fund’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation and growth of capital are growth of the value of an investment.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company. Certain convertible securities may be rated below investment grade.

Depositary receipts. American Depositary Receipts (ADRs) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) (issued in Europe) and Global Depositary Receipts (GDRs) (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Equity securities and other securities with equity characteristics in which the Fund may invest may include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, rights and warrants, although the Fund anticipates investing primarily in common and preferred stocks.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and traded like traditional equity securities on a securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The Fund will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

A company is considered to be a “foreign security” if it is assigned a non-U.S. country classification by MSCI, a prominent provider of investment tools and data services for institutions worldwide, or another unaffiliated third party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification. Foreign securities may include ADRs or other similar securities that convert into foreign securities, such as EDRs and GDRs.

A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and closes out an index futures contract, the Fund realizes a gain or loss. The Fund will generally invest in equity index futures contracts in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

The MSCI ACWI ex-U.S. Index (Gross) is a free float-adjusted market capitalization index designed to measure the equity market performance of global developed and emerging market countries, excluding the United States. As of May 30, 2011, the index consisted of companies in 44 country indices comprising 23 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Each stock in the index is weighted by its float-adjusted market capitalization. This means that on average larger companies have greater representation in the index than small companies.

Total return is achieved through both growth of capital and income.

21

More Information About the Fund

RISK TERMINOLOGY

Currency volatility: The value of a Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.

Disciplined strategy: The Fund will not deviate from its strategy, which entails buying and holding securities selected through the selection criteria described under “Principal Investment Strategies and Techniques of the Fund” on page 3 of the prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Fund). The Fund will not generally sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the prospectus, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that this strategy will be successful.

Emerging markets: Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Futures contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (iv) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Preferred Stock: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Stock market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio. Further, the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced.

Securities selection: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small and mid market capitalization: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

22

Fund Management

Adviser. SunAmerica Asset Management Corp. (“SunAmerica” or the “Investment Adviser”), provide various administrative services, and supervises the daily business affairs of the Fund. SunAmerica is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for a Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $46.3 billion of assets as of March 30, 2012. In addition to managing the Funds, SunAmerica serves as investment adviser, manager and/or administrator for VALIC I, VALIC II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., and SunAmerica Senior Floating Rate Fund, Inc.

For the fiscal year ended September 30, 2011, the Fund paid SunAmerica an advisory fee equal to the following rate, expressed as an annual percentage of the average daily net assets of the Fund:

Fund	Rate of Investment Advisory Fee
International Dividend Strategy Fund	1.00%

Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the aggregate advisory fee payable by the Fund to SunAmerica does not exceed an annual rate of 0.95% of average daily net assets of the Fund. The Fee Waiver Agreement will continue in effect until January 31, 2014, unless earlier terminated by the Board of Trustees, including a majority of the Independent Trustees. In addition, pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive fees and/or reimburse expenses for the Fund in the amounts set forth in the Fund’s Statement of Additional Information and as described in the footnotes to the Fund’s Fee and Expense Table in this Prospectus. SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors. Further, any waivers or reimbursements made by SunAmerica with respect to the Fund pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement between the Fund and SunAmerica with respect to the Fund is available in the Fund’s annual report to shareholders for the period ended September 30, 2011.

Portfolio Managers

International Dividend Strategy Fund

The International Dividend Strategy Fund is advised by SunAmerica. Investment decisions for the International Dividend Strategy Fund are made by Brendan Voege, CFA and Timothy Campion, as co-Portfolio Managers of the International Dividend Strategy Fund. The Portfolio Managers are primarily responsible for the day-to-day management of the International Dividend Strategy Fund.

Brendan Voege, CFA

Portfolio Manager and Vice President

SunAmerica

Mr. Voege is co-Portfolio Manager of the Fund. In addition, Mr. Voege is a quantitative and portfolio analyst at SunAmerica. Before joining SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research System, and between 1998-2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the Chartered Financial Analyst designation.

Timothy Campion

Portfolio Manager and Vice President

SunAmerica

Mr. Campion is co-Portfolio Manager of the Fund. Mr. Campion, joined SunAmerica in February 2012. In addition, he is responsible for the management and trading of a wide variety of domestic equity index funds managed by SunAmerica. Prior to joining SunAmerica, Mr. Campion was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

Additional information about the Portfolio Managers’ compensation, other accounts under management and ownership of the Fund’s shares is contained in the Statement of Additional Information.

Distributor. SACS distributes the Fund’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund’s Class A, Class B and Class C 12b-1 Plans.

23

Fund Management

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor in connection with sales of shares of the Fund). This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, SunAmerica, the Distributor or their affiliates (including the Service Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund’s Class A, Class B and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

The Statement of Additional Information contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Fund’s transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019.

24

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [    ], an independent registered public accounting firm, for the fiscal years ended [                                ], and by other independent registered public accounting firms for the fiscal years prior to [                    ]. The report of [    ] along with the Fund’s financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

INTERNATIONAL DIVIDEND STRATEGY FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Distri- butions from return of Capital	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets	Ratio of investment income (loss) to average net assets	Portfolio turnover

25

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports.    In the Fund’s annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting the Servicing Agent at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services and Account Information.”

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

SunAmerica

Mutual Funds

www.sunamericafunds.com

INVESTMENT COMPANY ACT

File No. 811-4801

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.sunamericafunds.com

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Fund.

SUNAMERICA EQUITY FUNDS

Statement of Additional Information

dated [                    ], 2012

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311	(800) 858-8850

SunAmerica Equity Funds (the “Trust”) is a mutual fund consisting of three different investment funds which are currently offered through this Statement of Additional Information (“SAI”): SunAmerica International Dividend Strategy Fund (“International Dividend Strategy Fund”), SunAmerica Value Fund (“Value Fund”), and SunAmerica Japan Fund ("Japan Fund") (each, a “Fund” and collectively, the “Funds”). Each Fund has distinct investment objectives and strategies.

This SAI is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus dated [                    ], 2012 (“Prospectus”). The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. You may request a copy of the Annual Report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	SunAmerica International Dividend Strategy Fund: Ticker Symbols	SunAmerica Japan Fund: Ticker Symbols	SunAmerica Value Fund: Ticker Symbols
Class A Shares	SIEAX	SAESX	SSVAX
Class B Shares	SSIBX	N/A	SSVBX
Class C Shares	SIETX	N/A	SVPCX
Class I Shares	NAOIX	—	—
Class Z Shares	—	—	N/A

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, SunAmerica, any Subadviser or SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

HISTORY OF THE TRUST

The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) to provide subadvisory services to the Japan Fund.

On August 22, 2001, the Trustees approved the creation of the SunAmerica International Equity Fund (the “International Equity Fund”). The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Focused Series, Inc. (the “Prior International Fund”) and three series of North American Funds. The offering of International Equity Fund’s Class A, B, II and I shares commenced on November 16, 2001.

On October 30, 2003, the Trustees approved the creation of the Value Fund offering Classes A, B, II, I, and Z. The Value Fund is the survivor of a reorganization with the SunAmerica Value Fund of SunAmerica Focused Series, Inc. (the “Prior Value Fund”). The Value Fund was offered to the public on February 23, 2004.

On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Value Fund and International Equity Fund, effective on February 23, 2004.

On November 30, 2005, the Trustees approved the establishment and designation of the SunAmerica International Small-Cap Fund offering Class A, B and C shares.

On August 26, 2008, the Trustees approved the reorganization of the Focused International Equity Portfolio, a series of SunAmerica Focused Series, Inc. into the International Equity Fund. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On March 2, 2010, the Trustees approved the liquidation of the Class I shares of the Value Fund.

On October 27, 2011, the Trustees approved a change in the name of the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective January 27, 2012.

On March 7, 2012, the Trustees approved a change in the name of the SunAmerica International Equity Fund to the SunAmerica International Dividend Strategy Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective [ ], 2012.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Fund are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under “More Information About the Funds — Fund Investment Strategies” in the Prospectus and are discussed more fully below. Each Fund’s investment goal, principal investment strategies and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the International Dividend Strategy and Japan Funds.

Unless otherwise specified, each Fund may invest in the following securities but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities

No more than 15% of the value of a Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees, or the Adviser or the Subadviser, as applicable, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or the Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser or the Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace in which it trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) such other factors, if any, which the Adviser or the Subadviser deems relevant to determining the existence of a trading market for such security. Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the United States government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser or the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser or the Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser or the Subadviser to take into account the same factors described above for other restricted securities and require the Adviser or the Subadviser to perform the same monitoring and reporting functions.

The staff of the Securities and Exchange Commission (“SEC”) has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Repurchase Agreements

Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, as applicable, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed Income Securities

Each Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities; provided, however, that the International Dividend Strategy Fund does not intend to invest in fixed income securities except as otherwise provided under “Short-Term and Temporary Defensive Instruments” below.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The Value Fund may invest up to 20% of its total assets in debt securities which may include debt securities that the Adviser expects to have the potential for capital appreciation, including debt securities rated below investment grade, as defined below.

[The International Dividend Strategy Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation or current income. The Fund may invest in debt securities rated below investment grade, as defined below.]

The Japan Fund may invest up to 20% of total assets in debt securities that have the potential for capital appreciation. The Fund may invest in debt securities rated investment grade, as defined below.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB, including the + or – designations) or by Moody’s (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser, as applicable, to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. With the exception of the Value Fund, as stated above, the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser, as applicable, to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

As described above, debt securities in which the Value Fund [and the International Dividend Strategy Fund] may invest in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by a Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser or Subadviser, as applicable, will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s or Subadviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of a Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Value Fund [and the International Dividend Strategy Fund] may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

Loan Participations

The Value Fund and Japan Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser or Subadviser, as applicable, they cannot be sold within seven days.

Short-Term and Temporary Defensive Instruments

In addition to their primary investments, each Fund, except the International Dividend Strategy Fund and except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). The Value Fund, except as described below, may invest up to 35% and 25%, respectively, of its total assets in both U.S. and non-U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses); or (b) to generate a return on idle cash held in a Fund’s portfolio during periods when the Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Fund, except the International Dividend Strategy Fund and except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Subadviser, as applicable, to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

The International Dividend Strategy Fund may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for the Fund. The Fund’s portfolio managers may also, in their discretion, maintain a cash position in the Fund for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The International Dividend Strategy Fund does not intend to invest in money market instruments for temporary defensive purposes, nor does it intend to invest in fixed income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.

Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper

Commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. For other Funds, commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. All Funds’ commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations

Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Funds, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Funds are fully insured by the FDIC.

The Funds may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Funds may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by the Funds are fully insured by the FDIC. A Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Corporate Obligations

Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

A Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Value Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

Repurchase Agreements

See the section entitled “Repurchase Agreements” above.

U.S. Government Securities

Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

Each Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-Backed Securities

Each of the Funds, [except the International Dividend Strategy Fund,] may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Japan Fund [and the International Dividend Strategy Fund] to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that [the International Dividend Strategy Fund] receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by [the International Dividend Strategy Fund] has a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Japan Fund [and the International Dividend Strategy Fund] may purchase mortgage-backed securities at a premium or at a discount. The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund[s] may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Japan Fund [and the International Dividend Strategy Fund] may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Japan Fund [and the International Dividend Strategy Fund] intend[s] to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission (“SEC”) staff interpretations, the Fund[s] may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. Each Fund, [except the International Dividend Strategy Fund,] may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Asset-Backed Securities

Each Fund [, except the International Dividend Strategy Fund,] may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Investment in Small, Unseasoned Companies

Each Fund may invest in the securities of companies with smaller market capitalizations. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

“Mid-cap companies,” as that term is defined in the Prospectus, may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Warrants and Rights

Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Certain convertible securities may be rated below investment grade.

Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

When-Issued and Delayed Delivery Securities

Each Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a

Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser or Subadviser, as applicable, before settlement will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities

Each Fund, except as noted below, is authorized to invest without limitation in foreign securities and may purchase securities issued by issuers in any country. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Dividend Strategy Fund will invest substantially all of the Fund’s assets in foreign (non-U.S.) securities (“foreign securities”). The Japan Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities of Japanese issuers and other investments that tied economically to Japan. The Value Fund may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Funds’ investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Dividend Strategy Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Funds’ non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of these Funds’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if such Fund has entered into a contract to sell the security, possible liability to the purchaser.

For purposes of determining whether a particular country is considered a developed market or an emerging market, the Funds use the designation set forth by MSCI, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether a company is a “foreign security,” the International Dividend Strategy Fund uses a country classification assigned by MSCI or another unaffiliated third party data provider. For purposes of determining whether the Japan Fund invests at least 80% of its net assets in securities of Japanese issuers and other investments that are tied economically to Japan, the Fund uses a country classification assigned to a security by MSCI or another unaffiliated third party data provider; provided, however, that the Adviser or Subadviser may override this country designation in the event that the Subadviser determines, after considering a variety of factors, that Japan represents the primary country to which such company has investment exposure. The Funds will generally follow the same process with respect to any other Fund policies relating to geographic or country designations, limitations or restrictions; however, the Funds may consider other information when making such a determination. With respect to investments in derivative instruments, where investment exposure is typically tied to the reference asset or index underlying the derivative instrument, the Funds will generally consider such reference asset or index when assigning a geographic or country designation for such instrument.

Japan. For three decades from the 1960s through the 1980s, Japan’s overall real economic growth had been strong. However, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession as a result of the recent global economic crisis. The Japanese economy has recently shown signs of recovery from this recession, although such recovery, if sustained, may be gradual. While Japan has experienced an increase in exports in recent years, the rate of export growth has slowed and the rapid appreciation in the value of the Yen has negatively impacted Japan’s exports. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

A pressing need to sustain Japan’s economic recovery and improve its economic growth is the task of overhauling the nation's financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system continues to exist. Currently, Japanese banks, while possibly less affected by the recent global economic crisis than their Western peers, are facing difficulties generating profits through their lending operations because of weak demand for Japanese companies. Currency fluctuations may also significantly affect Japan’s economy.

Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Poor performance of the global economy has negatively affected equity returns in Japan, and may continue to do so. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may continue to be affected by current economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Brady Bonds

The International Dividend Strategy and Japan Funds may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The International Dividend Strategy Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Investment Companies

The Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Funds will not invest in such investment companies unless, in the judgment of the Adviser or Subadviser, as applicable, the potential benefits of such investments justify the payment of any associated fees and expenses. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

The Funds may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money from investing in an ETF.

Each Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Dividend Strategy Fund and Japan Fund may also invest in foreign investment companies that invest in such markets. Some of the countries in which a Fund invests may not permit direct investment by foreign investors, such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Funds may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, a Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

[Corporate Transactions Involving Portfolio Companies of the International Dividend Strategy Fund

The International Dividend Strategy Fund will employ a buy and hold strategy. The Fund will not sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the Prospectus. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by the International Dividend Strategy Fund’s portfolio, the Fund generally will not alter its portfolio holdings unless the new security received by the Fund does not meet the Fund’s selection criteria. For example, if as a result of a merger, a security held in the International Dividend Strategy Fund’s portfolio is automatically exchanged for a security of another company, the Fund would generally continue to hold the newly received security if it met its selection criteria. If the newly received security did not meet the selection criteria, the portfolio managers would generally dispose of such security and replace it with a security that did meet its selection criteria. In the event that the International Dividend Strategy Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, the Fund would generally replace the issuer in its portfolio.]

Diversification

Each of the Funds is classified as “diversified” for purposes of the 1940 Act. Each of the Funds also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Loans of Fund Securities

While each Fund is permitted to engage in securities lending, neither Fund has currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, a Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Fund would also be subject to the approval and oversight of the Board.

Interfund Borrowing and Lending Program

The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Derivatives Strategies

Each Fund, except as noted below, may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale, up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements. Calls on futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Each Fund also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

Hedging Strategies

For hedging purposes as a temporary defensive maneuver, each Fund except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); provided, however, that the International Dividend Strategy Fund will generally not employ any hedging or temporary defensive strategies in connection with the management of the Fund. In addition, the Funds may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Each Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Adviser or Subadviser, as applicable, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. Each Fund except the International Dividend Strategy Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. Each Fund may enter into currency swaps. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, each Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Each Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objectives. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of

Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

Options on Securities.

As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies.

Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices.

As noted above under “Hedging Strategies,” each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The risks associated with a Fund’s use of futures contracts include: (i) the risk that due to market conditions, there may not always be a liquid market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, each Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures.

As noted above, each Fund may purchase and write options on interest-rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”) The Value Fund does not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on entering into Futures Contracts

In addition, each Fund has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund had an operating policy which provided that it would cover its open positions in cash-settled futures by setting aside assets equal to the contracts’ full, notional value.

Forward Contracts

Each Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. The Value Fund does not utilize Forward Contracts except as described above.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Dividend Strategy Fund, will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Funds may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

A Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser or Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Pursuant to a claim for exemption filed with the CFTC on behalf of the Funds, neither the Trust nor the Funds are deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. None of SunAmerica or Wellington Management is deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds, as applicable. Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s, as applicable, predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund’s portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objectives, legally permissible and adequately disclosed.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the

Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

Dollar Rolls

The Funds may enter into “dollar rolls” in which a Fund sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Funds, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser, as applicable, may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of the Funds’ assets from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds’ investments are traded, the Funds may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. Each Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of a Fund’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser or Subadviser, as applicable, will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. A Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser or Subadviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Short Sales

Each Fund [except the International Dividend Strategy Fund] may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund [except the International Dividend Strategy Fund] may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Borrowing and Leverage

As a matter of fundamental policy, each Fund is authorized to borrow up to 33 1/3% of its total assets. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. Each Fund may also borrow money for investment purposes and may pledge assets to secure such borrowings. In seeking to enhance investment performance, each Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three days thereafter (not including Sundays and holidays), to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

A Fund’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which a Fund may employ leverage will be determined by the Adviser or Subadviser, as applicable, in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Special Situations

A “special situation” arises when, in the opinion of the Adviser or Subadviser, as applicable, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Income Trusts

The International Dividend Strategy Fund may invest in shares of income trusts in Canada. An income trust is an investment trust which holds income producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

Portfolio Turnover

A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund's portfolio turnover rate would equal 100% if each security in the Fund's portfolio were replaced once per year.

The significant increase in the portfolio turnover rate of the Value Fund in the fiscal year ended October 31, 2011 as compared to the fiscal year ended October 31, 2010 is attributable to rising market volatility caused by changing domestic and global economic trends.

Future Developments

Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).

2.	Borrow money, except that: (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Funds from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

3.	Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.

4.	(a) For all Funds except the Value Fund: Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (ii) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

(b) For the Value Fund:

i)	Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

ii)	Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

5.	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

6.	Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

7.	Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restrictions (2) and (6) above.

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

8.	Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser or Subadviser, as applicable, has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities. For purposes of this restriction, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.

9.	Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

10.	Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

11.	For the Value and Japan Funds: Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as discussed below.

[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (3 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (2 funds); SunAmerica Income Funds (“SAIF”) (4 funds); SunAmerica Series, Inc. (“SA Series”) (11 funds); SunAmerica Specialty Series (“Specialty Series”) (6 funds); Anchor Series Trust (“AST”) (8 funds); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (33 funds); VALIC Company II (“VALIC II”) (15 funds); SunAmerica Series Trust (“SAST”) (36 funds); and Seasons Series Trust (“SST”) (21 funds).

[3]

Directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Dr. Judith L. Craven Age: 66	Trustee	2001 to Present	Retired.	83	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 73	Trustee	2001 to Present	Retired.	83	Director, Boston Options Exchange (2001to 2010).
Richard W. Grant Age: 66	Trustee	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	35	None
Stephen J. Gutman Age: 68	Trustee	1985 to Present	Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell – SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	35	None
William J. Shea Age: 63	Trustee	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	35	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Peter A. Harbeck[4] Age: 58	Trustee	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	83	None

OFFICERS

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

John T. Genoy Age: 43	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel Age: 45	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present); Vice President, SunAmerica (1997 to 2004).	N/A	N/A

[4]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SunAmerica Capital Services, Inc. (“SACS”).

James Nichols Age: 45	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 45	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005).	N/A	N/A

Katherine Stoner Age: 55	Chief Compliance Officer	2011 to Present	Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present).	N/A	Director, American General Distributors, Inc. (2006 to 2011)

Gregory R. Kingston Age: 46	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 58	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 toPresent); Vice President and Associate General Counsel, SunAmerica (2002 to 2005).	N/A	N/A

Timothy Pettee Age: 53	Vice President	2004 to Present	Chief Investment Officer, SunAmerica (2003 to Present).	N/A	N/A

Matthew J. Hackethal Age: 40	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management, LLC (2001 to 2006); Chief Compliance Officer, Credit Suisse Alternative Funds (2005 to 2006).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Funds, has engaged SunAmerica and, for certain Funds, has engaged a subadviser(s), to manage the Funds on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are Interested Trustees of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Funds’ investment management and business affairs, and also by the Funds’ subadviser(s) and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 83 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 83 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee with respect to 35 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 35 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 35 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committee of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 83 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of The Advisor Group, Inc. since 2004.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica.

The Board has established four Committees, i.e., Audit Committee Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,750 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)5, AST and SASFR. Mr. Shea receives a $5,500 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met 5 times during the fiscal year ending September 30, 2011.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea, and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,650 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant and Shea and Dr. Craven each receive a $1,100 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant and Shea and Dr. Craven each receive $550 per scheduled meeting ($275 for telephonic meetings) and Mr. Gutman, as Chairman, receives $660 per scheduled meeting ($330 per telephonic meeting). The Nominating and Compensation Committee met 4 times during the fiscal year ended September 30, 2011.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman, Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,650 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman, and Shea each receive a $1,100 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $550 per scheduled meeting ($275 for telephonic meeting) and Dr. Craven, as Chairman, receives $660 per scheduled meeting ($330 per telephonic meeting). The Ethics Committee met 3 times during the fiscal year ended September 30, 2011.

[5]	SAMF consists of the Trust, SAIF, SA Series, Specialty Series and SAMMF.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin, Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,650 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR, and Messrs. Grant, Gutman and Shea and Dr Craven each receive a $1,100 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman and Shea and Dr. Craven each receive $550 per scheduled meeting ($275 for telephonic meeting) and Mr. Devin, as Chairman, receives $660 per scheduled meeting ($330 per telephonic meeting). The Governance Committee met 1 time during the fiscal year ended September 30, 2011.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2011.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Jeffrey S. Burum[3]	None	over $100,000
Dr. Judith L. Craven	None	None
William F. Devin	$10,001-$50,000	over $100,000
Samuel M. Eisenstat[4]	$10,001-$50,000	$10,001-$50,000
Richard W. Grant[5]	None	None
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None

[1]	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes SAMF, AST, SASFR, SAST and SST.
[3]	Mr. Burum resigned as a Trustee effective May 16, 2011.
[4]	Mr. Eisenstat retired from the Board effective as of the close of business on March 31, 2011.
[5]

Mr. Grant became a Trustee effective March 1, 2011; he did not own any equity securities in the Trust, or in any registered investment companies within the same family of investment companies as the Trust, as of December 31, 2010 or at the time of his appointment to the Board on March 1, 2011.

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	None	over $100,000

1	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
2	Includes SAMF, AST, SASFR, SAST and SST.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives from each fund within SAMF a pro rata portion (based upon the funds’ net assets) of $66,000 in annual compensation for acting as a director or trustee of SAMF ($99,001 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,500 per attended quarterly meeting ($8,250 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $990 for each quarterly meeting attended ($1,485 for the Chairman of the Board) and $3,960 in annual compensation ($5,940 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $22,000 in annual compensation for acting as Trustee to AST ($33,000 in annual compensation for the Chairman of the Board).

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)6 or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a director or trustee of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee. As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement

[6]	The SAMF, AST and SASFR have adopted the Retirement Plan.

Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended September 30, 2011. Neither the Interested Trustee of the Trust nor any officers of the Trust receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Jeffrey S. Burum[2]	$3,074	$63,333
Dr. Judith L. Craven [3]	$5,089	$268,542
William F. Devin [3]	$5,159	$281,717
Samuel M. Eisenstat[4]	$3,479	$91,650
Richard W. Grant[5]	$4,283	$94,475
Stephen J. Gutman	$5,014	$137,600
William J. Shea	$4,818	$136,600

[1]

Information is as of September 30, 2011 for the investment companies that pay fees to these Trustees. The investment companies are the SAMF, SunAmerica Focused Alpha Growth Fund Inc., SunAmerica Focused Large-Cap Fund Inc., AST, SASFR, VALIC I and VALIC II.

[2]	Mr. Burum resigned as a Trustee effective May 16, 2011.
[3]	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.
[4]	Mr. Eisenstat retired from the Board effective as of the close of business on March 31, 2011.
[5]	Mr. Grant became a Trustee effective March 1, 2011.

As of December 31, 2011, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the total outstanding shares of each class of each Fund.

Principal Shareholders of Securities

The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ outstanding shares as of December 31, 2011.

Name	Fund Class	% Ownership
VALIC Retirement Services Company FBO Tampa General Hospital 403B Plan 2929 Allen Parkway #A6-20 Houston, TX 77019-7117	International Dividend Strategy Class I	62.62%

VALIC Retirement Services Company FBO City of Monterey 457 Deferred Comp Plan 2929 Allen Parkway #A6-20 Houston, TX 77019-7117	International Dividend Strategy Class I	11.21%

VALIC Retirement Services Company FBO Cape May County 457 QDCP 2929 Allen Parkway #A6-20 Houston, TX 77019-7117	International Dividend Strategy Class I	5%

SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	International Dividend Strategy Class A	45.22%

Merrill Lynch, Pierce, Fenner & Smith, Inc. Attn: Service Team SEC #97 NS0 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	International Dividend Strategy Class C	9.43%

SunAmerica Focused Multi-Asset Strategy Fund 2929 Parkway #A8-10 Houston, TX 77019-7100	Value Class A	18.23%

SunAmerica Focused Balanced Strategy Fund 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	Value Class A	12.30%

Merrill Lynch, Pierce, Fenner & Smith, Inc. Attn: Service Team Sec #97 NS1 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Value Class C	14.25%

Mercer Trust Company SunAmerica Executive Savings Plan Attn: DC Plan Admin MS N-1-J One Investors Way Norwood, MA 02062-1599	Value Class Z	100%

SunAmerica Focused Multi-Asset Strategy Fund 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	Japan Class A	92.62%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Japan Class B	6.63%

SunAmerica Trust Co Dental Health Center FBO Jane M Waldman Simple IRA 202 Seal Lane West Chester, PA 19380-4750	Japan Class B	6.21%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Japan Class C	27.54%

ADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

The Adviser. SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of each Fund. As of December 31, 2011, the Adviser managed, advised and/or administered assets of approximately $42 billion. The Adviser is a wholly owned subsidiary of SunAmerica Financial Group, Inc., which in turn is a wholly owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

As of the date of this SAI, the United States Department of the Treasury (“Department of the Treasury”) owned a majority of the outstanding shares of common stock of AIG, the ultimate parent of SunAmerica. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for the Japan Fund, for which the Adviser employs a Subadviser. The Adviser also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees.

SunAmerica has retained Wellington Management as subadviser (“Subadviser”) pursuant to a Subadvisory Agreement dated January 27, 2012, with respect to the Japan Fund. Wellington Management’s principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2011, Wellington Management had investment management authority with respect to approximately $618 billion in assets.

In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as Wellington Management, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica’s duties.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all expenses of the Trust and such Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rates set forth below:

FUND	FEE RATE (as a % of average daily net asset value)

International Dividend Strategy Fund	1.00% of net assets

Value Fund	0.75% of net assets

Japan Fund	1.15% of net assets

SunAmerica or its affiliates may receive financial support from certain subadvisers for distribution-related services, including support to help offset costs for training to support sales of the Funds.

The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2011, 2010, and 2009.

Advisory Fees

FUND	2011	2010	2009
International Dividend Strategy Fund	$1,187,018	$1,447,557	$1,169,035
Value Fund	$1,178,715	$1,269,158	$937,543
Japan Fund	$500,685	$719,943	$618,128

Pursuant to a Fee Waiver Agreement (the “Advisory Fee Waiver Agreement”), SunAmerica is contractually obligated to waive its advisory fee with respect to the International Dividend Strategy Fund so that the aggregate advisory fee payable by the Fund to SunAmerica under the Advisory Agreement does not exceed an annual rate of 0.95% of average daily net assets of the Fund. This fee waiver became effective on June [ ], 2012 and will continue in effect until January 31, 2014, unless earlier terminated by the Board of Trustees, including a majority of the Disinterested Trustees. In addition, the Advisory Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement. SunAmerica may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses with respect to a Fund to the extent that the Total Annual Fund Operating Expenses exceed the amounts set forth in the following table. Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

	ANNUAL TOTAL FUND OPERATING EXPENSES
FUND	(as a percentage of average daily net assets)
	Class A	Class B	Class C	Class I	Class Z
International Dividend Strategy Fund	1.90%	2.55%	2.55%	1.80%	N/A
Value Fund	1.63%	2.28%	2.28%	N/A	1.06%
Japan Fund	1.90%	2.55%	2.55%	N/A	N/A

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors.

Further, any contractual waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential recoupments are accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupments, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

The following table sets forth the fee waivers and/or expense reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2011, 2010 and 2009.

Fee Waivers and/or Expense Reimbursements (Recoupments)

2011

Fund	Class A	Class B	Class C	Class I	Class Z
International Dividend Strategy Fund	-	$5,136	$(96)	$(2,099)	-
Value Fund	$(18,281)	($3,671)	$(15,002)	-	$(162)
Japan Fund	$113,036	$12,193	$14,296	-	-

2010

Fund	Class A	Class B	Class C	Class I	Class Z
International Dividend Strategy Fund	-	11,937	$3,354	$392	N/A
Value Fund	$(104,372)	$959	$(18,123)	1,032	$(18,805)
Japan Fund	$112,130	$18,149	$18,509	N/A	N/A

2009

Fund	Class A	Class B	Class C	Class I	Class Z
International Dividend Strategy Fund	$492	$22,661	$15,459	$10,466	N/A
Value Fund	$108,361	$38,287	$27,206	$11,992	$25,507
Japan Fund	$161,192	$14,089	$18,013	N/A	N/A

Information about the Portfolio Managers

Other Accounts Managed by each Portfolio Manager

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of September 30, 2011 (unless otherwise indicated): Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Adviser/		Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Value Fund	SunAmerica	Steve Neimeth	2	0	0	0	0	0
			$196	$0	$0	$0	$0	$0
International	SunAmerica	Brendan Voege*	3	—	—	0	0	0
Dividend Strategy Fund			$308	—	—	$0	$0	$0
		Timothy Campion**	$10 7,503.7	— —	— —	$0 0	$0 0	$0 0
Japan Fund	Wellington	Jun Y. Oh	1	2	1	0	0	0
	Management		$1.31	$51.83	$29.33	$0	$0	$0

*	Information provided with respect to Mr. Voege is as of October 31, 2011.
**	Information provided with respect to Mr. Campion is as of December 31, 2011.

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other

Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or Subadviser, as applicable, may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Funds. The Funds, the Adviser and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Funds, the Adviser and the Subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Funds and Other Client Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of the Funds or Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and the Subadviser seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser and the Subadviser do not track the time a portfolio manager spends on each Fund or a single Other Client Account, the Adviser and the Subadviser do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally the Adviser’s and Subadviser’s Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadviser’s Codes of Ethics will eliminate such conflicts.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Oh, the Japan Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Japan Fund (the “Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Oh also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

SunAmerica’s Portfolio Manager Compensation

SunAmerica believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a Fund’s individual performance and the organizational performance of SunAmerica and the investment department.

The most significant component of a portfolio manager’s total eligible bonus is determined by fund performance, which is determined by the Fund’s total return, net of fees, relative to the one-year and three-year Lipper Inc. rankings. The organizational performance component of a portfolio manager’s bonus is driven by the: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SunAmerica may award long-term incentive compensation to a portfolio manager who consistently meets or exceeds relative performance criteria.

Wellington Management’s Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of Fund as set forth in a Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Japan Fund (the “Wellington Subadvisory Agreement”). Wellington Management pays its investment professionals out of its total revenues, including the subadvisory fees earned with respect to the Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s Portfolio Manager includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of Wellington Management The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Japan Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the MSCI Japan Index benchmark index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Oh is a partner of Wellington Management.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by each Portfolio Manager as of December 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Steve Neimeth	None
Brendan Voege	None
Timothy Campion	None
Jun Y. Oh	None

Subadviser. Wellington Management acts as subadviser to the Japan Fund pursuant to the Wellington Subadvisory Agreement. In its capacity as subadviser, Wellington Management performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays Wellington Management’s fees. The annual fee rate that SunAmerica pays to Wellington Management is equal to 0.45% of the average daily net assets of the Japan Fund. In addition, Wellington Management has agreed to voluntarily waive 50% or 0.225% of the subadvisory fee payable to it by SunAmerica. This voluntary fee waiver may be discontinued at any time by Wellington Management.

PineBridge Investments LLC (“PineBridge”) (and prior to that, AIG Global Investment Corp. (“AIGGIC”)) served as subadviser to the International Dividend Strategy Fund through [                    ], 2012. During the time that PineBridge (and AIGGIC) served as the subadviser, the International Dividend Strategy Fund was known as the SunAmerica International Equity Fund and the Fund was managed according to investment strategies and policies consistent with this prior name. For the fiscal years ended September 30, 2011, 2010 and 2009, SunAmerica paid PineBridge (and prior to that, AIGGIC) $557,898, $680,352, and $549,447, respectively.

PineBridge (and prior to that, AIGGIC) served as the subadviser to the Japan Fund through January 26, 2012. During the time that PineBridge (and AIGGIC) served as the subadviser, the Japan Fund was known as the SunAmerica International Small-Cap Fund and the Fund was managed according to investment strategies and policies consistent with this prior name. For the fiscal years ended September 30, 2011, 2010 and 2009 SunAmerica paid PineBridge (and prior to that, AIGGIC) $239,458, $295,626 and $166,407, respectively.

The Wellington Subadvisory Agreement will continue in effect until June 30, 2013, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Wellington Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Wellington Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) on the part of the Subadviser (and its affiliates), the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify the Subadviser (and its affiliates) from any liability arising from the Subadviser’s conduct under the Wellington Subadvisory Agreement.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act, which restricts the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during a quarter. The SunAmerica Code is filed as an exhibit to each Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

Wellington Management has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

SACS serves as distributor of Class I shares and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust. The Trust and the Distributor each have the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Trust, on behalf of Class I shares, has entered into a services agreement (the “Class I Services Agreement”) with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund’s Class I shares.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan,” and the “Class C Plan” and collectively as the “Distribution Plans”). There is no Distribution Plan in effect for Class I or Z shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of a Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor receives payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds under the Distribution Plans for the Class A, B, and C shares and the service fees received by the Director under the Class I Services Agreement for the Class I shares, for the fiscal years ended September 30, 2011, 2010 and 2009.

Distribution and Account Maintenance Fees and Class I Service Fees

Fund	2011
	Class A	Class B	Class C	Class I
International Dividend Strategy Fund	$315,634	$76,484	$185,260	5,865
Value Fund	$423,916	$100,848	$199,230	—
Japan Fund	$146,791	$3,986	$11,990	—

Fund	2010
	Class A	Class B	Class C	Class I
International Dividend Strategy Fund	$378,688	$107,906	$223,229	$8,614
Value Fund	$376,780	$148,599	$228,370	$4
Japan Fund	$215,548	$3,241	$6,946	N/A

Fund	2009
	Class A	Class B	Class C	Class I
International Dividend Strategy Fund	$295,133	$102,444	$184,854	—
Value Fund	$180,497	$131,304	$95,784	N/A
Japan Fund	$183,163	$3,459	$10,721	N/A

During the fiscal year ended September 30, 2011, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

International Dividend Strategy Fund	Class A	Class B	Class C
Compensation to sales personnel	$16,062	$1,970	$3,282
Compensation to broker-dealers*	$219,812	$29.701	$154,328
Advertising	$9,656	$830	$2,027
Printing and mailing of prospectuses to other than current shareholders	$2,472	$198	$476

Other Expenses#	$25,697	$6,073	$8,639

Value Fund	Class A	Class B	Class C
Compensation to sales personnel	$10,273	$2,107	$1,837
Compensation to broker-dealers*	$285,108	$35,586	$153,711
Advertising	$13,271	$1,087	$2,175
Printing and mailing of prospectuses to other than current shareholders	$3,074	$261	$508
Other Expenses#	$33,063	$6,727	$9,089

Japan Fund	Class A	Class B	Class C
Compensation to sales personnel	$3,590	$176	$861
Compensation to broker-dealers*	$98,282	$2,088	$11,687
Advertising	$4,600	$45	$134
Printing and mailing of prospectuses to other than current shareholders	$1,087	$10	$30
Other Expenses#	$14,276	$4,339	$4,520

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Board of Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to materially increase the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund, without payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (“VALIC”), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans, or in the form of other “revenue sharing” payments that may be paid to

Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs. The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2011. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

First Clearing Corp Wells Fargo (Wachovia)

Janney Montgomery

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley Smith Barney

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

Servicing Agent

The Trust has entered into a service agreement (“Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees paid by the Funds to SAFS pursuant to the Service Agreement for fiscal years ended September 30, 2011, 2010 and 2009.

FUND	2011	2010	2009
International Dividend Strategy Fund	$259,259	$314,643	$257,188
Value Fund	$330,335	$316,178	$163,451
Japan Fund	$95,310	$136,631	$118,251

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Trustees has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Funds’ shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan.

*	The Board of Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust. The proxy voting record for the twelve-month period ended June 30, 2009 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of a Fund’s fiscal quarter.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ top-ten holdings at the end of each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of a portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1.	Subadviser. Subadvisers to the Funds are continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises.

2.	[ ]. [ ] is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. [ ] does not disclose to third parties information regarding the Funds’ holdings.

3.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Funds. E&Y does not disclose to third parties information regarding the Funds’ holdings.

4.	State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Fund.

5.	Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately twenty (20) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.	Plexus Group (“Plexus”). State Street provides purchase and sale information with respect to each Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and does not disclose publicly the information they receive or the reports they prepare. SunAmerica’s contract with Plexus includes a confidentiality clause

11.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

12.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.	Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed. SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser, as applicable is responsible for decisions to buy and sell securities for a Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser or the Subadviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Adviser or the Subadviser may direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with the Adviser or the Subadviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other SunAmerica mutual fund. The Adviser will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through expense offset arrangements resulting from broker commission recapture will be over and above such waivers and/or reimbursements, so that the Adviser will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these type of expense offset arrangements, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s and Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser or the Subadviser may, however, select broker-dealers that provide it with research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser or the Subadviser with respect to clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser and the Subadviser are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s and the Subadviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser’s and the Subadviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2011, 2010 and 2009.

2011 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
International Dividend Strategy Fund	$1,076,701	—	—	—
Value Fund	$983,744	—	—	—
Japan Fund	$121,124	—	—	—

2010 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
International Dividend Strategy Fund	$1,493,710	—	—	—
Value Fund	$630,468	—	—	—
Japan Fund	$184,507	—	—	—

2009 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
International Dividend Strategy Fund	$1,382,427	—	—	—
Value Fund	$571,656	—	—	—
Japan Fund	$271,948	—	—	—

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of September 30, 2011.

Fund	Broker Dealer	Amount($) (000’s)	Debt/Equity
International Dividend Strategy Fund	State Street Bank & Trust Co.	2,910	Debt
Japan Fund	State Street Bank & Trust Co.	1,922	Debt
Value Fund	State Street Bank & Trust Co.	1,324	Debt
	Bank of America Corp.	918	Equity
	Citigroup	1,281	Equity
	JP Morgan Chase & Co.	3,012	Equity
	State Street Bank & Trust Co.	1,286	Equity
	Goldman Sachs Group, Inc.	946	Equity
	Wells Fargo & Co.	2,412	Equity

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shaerholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that was imposed at the time of purchase and that is deferred prior to their redesignation. Class I and Class Z shares are not subject to any sales charges.

The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2011, 2010 and 2009.

2011

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker- Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares
International Dividend Strategy Fund	$35,923	—	$11,639	$658	$16,520	$903
Value Fund	$32,910	—	$10,463	$334	$43,200	$434
Japan Fund	$10,752	—	$2,394	—	$489	$211

2010

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker- Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares

International Dividend Strategy Fund	$49,528	—	$16,986	—	$16,980	$858
Value Fund	$44,332	—	$16,055	—	$23,148	$1,055
Japan Fund	$6,231	—	$1,531	—	$291	—

2009

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker- Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares
International Dividend Strategy Fund	$38,212	—	$17,932	$295	$17,507	$1,217
Value Fund	$36,649	—	$10,097	—	$18,674	$489
Japan Fund	$3,017	—	$1,503	—	$2,920	$123

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the time of withdrawal. All dividends and capital gains distributions must be reinvested.

Purchases Through the Distributor

An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. Such dealers are expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor (through such dealers) before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, MO 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, MO 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

•	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

•	Call SAFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

•

Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform a Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a Financial Intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other Funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above), and still owned by the shareholder, will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer access at least annually to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of the Advisor) and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another of SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Swap contracts are marked to market daily based upon quotations from market makers. Mutual funds held by the Fund are valued at the net asset value (market value) of the underlying fund. Senior secured floating rate loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income, if any, will be distributed at least annually to the registered shareholders of the Value Fund and the Japan Fund, respectively. Dividends from net investment income, if any, will be distributed on a quarterly basis to the registered shareholders of the International Dividend Strategy Fund. The excess of net realized long-term capital gains over net short-term capital losses (“capital gain distributions”), if any, will be distributed to the registered shareholders of each Fund at least annually. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. With respect to capital gain distributions, each Fund’s policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward. At September 30, 2011, the Funds were entitled to capital loss carry forwards as follows: International Dividend Strategy Fund: $92,753,419, Value Fund: $79,310,708, and Japan Fund: $0. Each of the capital loss carry forwards will expire between 2015-2018. Capital loss carry forwards generated during taxable years beginning after 2011 will not be subject to expiration.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund’s close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes

Each Fund is qualified, intends to remain qualified and has elected to be treated as a regulated investment company (“RICs”) under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities. As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income

(not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a fund reports as capital gains dividends will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days or, if earlier, January 31st of the following calendar year, after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. Federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes (with such amount potentially subject to U.S. withholding tax, for non-U.S. shareholders). Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. It is anticipated that the International Dividend Strategy Fund and the Japan Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid, if any, by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

If a Fund purchases shares of passive foreign investment companies (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities.

In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Certain Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

A Fund may be required to backup withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS that states that it will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund.

For non-U.S. shareholders of a Fund, distributions by a Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund.

Disposition of Fund shares by non-U.S. shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a “SEP-IRA”. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2012, unmarried individuals with adjusted gross income of up to $110,000, and married couples who file a joint return and have joint adjusted gross income of up to $173,000, may contribute to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual (k). The Individual (k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, three investment funds of the Trust have been authorized pursuant to the Declaration of Trust: the Value Fund, the International Dividend Strategy Fund and the Japan Fund. The Value Fund has been divided into four classes of shares, designated as Class A, Class B, Class C and Class Z. The International Dividend Strategy Fund has been divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Japan Fund has been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Fund’s shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In the future, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class C shares are subject to a CDSC and a distribution fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution fee, and (ix) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund’s net assets as of September 30, 2011. There are no sales charges for Class I or Class Z shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.

Value Fund
Net Assets	Class A	Class B**	Class C†	Class Z**
	$94,560,059	$6,731,585	$14,940,595	$159,484
Number of Shares Outstanding	9,020,478	688,878	1,528,757	14,405
Net Asset Value Per Share (net assets divided by number of shares)	$10.48	$9.77	$9.77	$11.07

Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.64	—	—	—
Offering Price	$11.12	$9.77	$9.77	$11.07

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

International Dividend Strategy Fund
	Class A	Class B**	Class C†	Class I
Net Assets.....	$50,176,851	$5,129,511	$13,190,257	$1,624,916
Number of Shares Outstanding.....	4,880,957	543,991	1,400,812	156,841
Net Asset Value Per Shares (net assets divided by number of shares).....	$10.28	$9.43	$9.42	$10.36
Sales Charge
for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*.....	$0.63	—	—	—
Offering Price....	$10.91	$9.43	$9.42	$10.36
*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Japan Fund
Net Assets	Class A	Class B**	Class C†
	$31,291,792	$315,833	$887,807
Number of Shares Outstanding	4,049,408	41,831	117,682
Net Asset Value Per Share (net assets divided by number of shares)	$7.73	$7.55	$7.54
Sales Charge
for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.47	—	—
Offering Price	$8.20	$7.55	$7.54
*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Registered Public Accounting Firm and Legal Counsel

[                    ] serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

[To be updated]

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

	(ii)	Amendment to Declaration of Trust dated September 27, 2001. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

	(iii)	Amendment to Declaration of Trust dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(iv)	Amendment to Declaration of Trust dated September 10, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(v)	Amendment to Declaration of Trust dated December 31, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(vi)	Amendment to Declaration of Trust dated January 27, 2004. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(vii)	Amendment to Declaration of Trust dated March 27, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

	(viii)	Amendment to Declaration of Trust dated December 7, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(ix)	Amendment to Declaration of Trust dated April 4, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(x)	Amendment to Declaration of Trust dated May 14, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(xi)	Amendment to Declaration of Trust dated August 28, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(xii)	Amendment to Declaration of Trust dated March 2, 2010. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 22, 2011.

	(xiii)	Amendment to Declaration of Trust dated January 27, 2012. Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2012.

(b)	(i)	Amended and Restated Bylaws dated March 4, 2008. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2009.

	(ii)	Amendment to the Bylaws dated May 26, 2009. Incorporated herein by reference to Exhibit 2(b) of the Registrant’s Registration Statement on Form N-14 (File No. 333-160742) filed on July 22, 2009.

(c)		Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement dated January 1, 1999. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A
(File No. 33-8021) filed on May 1, 2006.

	(ii)	Amendment to Investment Advisory and Management Agreement dated October 26, 2009. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 28, 2010.

	(iii)	Amended Schedule A to Investment Advisory and Management Agreement dated January 26, 2010. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 22, 2011.

(iv)	Subadvisory Agreement between SunAmerica Asset Management Corp. (“SunAmerica”) and PineBridge Investments, LLC (“PineBridge”) dated as of March 26, 2010. Incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on
Form N-1A (File No. 33-8021) filed on January 28, 2011.

(v)	Subadvisory Agreement between SunAmerica and Wellington Management Company LLP (“Wellington Management”) dated as of January 27, 2012. Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A
(File No. 33-8021) filed on January 27, 2012.

(e)	(i)	Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

	(ii)	Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 22, 2011.

(f)	(i)	SunAmerica Disinterested Directors’/Trustees’ Retirement Plan, as amended. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(ii)	Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2009.

(g)		Master Custodian Agreement, Incorporated by reference to Post Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 24, 2006.

(h)	(i)	Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(ii)	Amendment to Transfer Agency and Service Agreement dated July 5, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on
Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(iii)	Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

	(iv)	Amended and Restated Administrative and Shareholder Services Agreement dated August 25, 2009. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 28, 2010.

	(v)	Form of Indemnification Agreement between the Registrant and each of the Independent Trustees. Incorporated herein by reference to Post-Effective Amendment No. 43 Registration Statement on N-1A (File No. 33-6502) of SunAmerica Income Funds filed on July 29, 2009.

(vi)	Expense Limitation Agreement dated December 6, 2006. Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A
(File No. 33-8021) filed on January 27, 2012.

	(vii)	Form of Fee Waiver Agreement. Filed herewith.

(i)		Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 2008.

(j)	(i)	Consent of PricewaterhouseCoopers LLP. To be filed by amendment.

	(ii)	Consent of Willkie Farr & Gallagher LLP. To be filed by amendment.

(k)		To be filed by amendment.

(l)		Not applicable.

(m)	(i)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(ii)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(iii)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(iv)	SunAmerica Japan Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(v)	SunAmerica Japan Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(vi)	SunAmerica Japan Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(n)		Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 24, 2009.

(o)		Reserved.

(p)	(i)	Code of Ethics for Registrant, SunAmerica and SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 67 to Registration Statement on Form N-1A (File No. 333-11283) of SunAmerica Series, Inc. filed on February 28, 2012.

	(ii)	Code of Ethics for PineBridge. Incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 33-6502) of SunAmerica Income Funds filed on May 28, 2010.

	(iii)	Code of Ethics for Wellington Management — Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A of SunAmerica Senior Floating Rate Fund, Inc. (File No. 333-32798) filed on April 29, 2011.

(q)		Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2012.

Item 29.	Persons Controlled By or Under Common Control with Registrant.

The following management investment companies may be considered to be under common control with the Registrant:

Anchor Series Trust

Seasons Series Trust

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series, Inc.

SunAmerica Series Trust

SunAmerica Specialty Series

Item 30.	Indemnification.

Article V of the Registrant’s Bylaws

5.1. Indemnification. The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.

The rights of indemnification herein provided shall be insured against by policies maintained by the Trust to the extent required by the Declaration, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.2. Disabling Conduct. Notwithstanding the provisions of Section 5.1, no Covered Person shall be entitled to indemnification for any liability to the Trust or its Shareholders with respect to any matter, unless there has been:

(a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of having engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of duties (“Disabling Conduct”); or

(b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, made by either:

(i) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding (“Independent Non-Party Directors”); or

(ii) the then-current legal counsel to the Independent Directors or (ii) other legal counsel chosen by a majority of the Independent Directors (or if there are no Independent Directors with respect to the matter in question, by a majority of the Directors who are not “interested persons” of the Fund as defined in Section 2(a)(9) of the 1940 Act) and determined by them in their reasonable judgment to be independent, in a written opinion (“Independent Counsel”).

To the extent that any determination is required to be made as to whether a Covered Person engaged in Disabling Conduct, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person engaged in Disabling Conduct.

5.3. Advancement of Fees. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law if:

(a) the Trust receives a written undertaking by the Covered Person to reimburse the Trust if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met; and

(b) at least one of the following conditions has been met:

(i) the Covered Person has provided adequate security for his or her undertaking, or

(ii) the Trust has been insured against losses arising by reason of any lawful advances; or

(iii) a majority of a quorum of the Independent Non-Party Directors, or Independent Counsel in a written opinion has concluded, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Covered Person ultimately will be found entitled to indemnification.

5.4. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

5.5. Amendments and Modifications. In no event will any amendment, modification or change to the provisions of these Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Article V hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

5.6. Reliance on Records and Experts. In addition to any provisions set forth in the Declaration, the Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of the Declaration, these By-Laws and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into by the Trust or its officers or Trustees. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

5.7. Definitions. As used in this Article V, the words “claim” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of the Investment Adviser.

The description of SunAmerica, the Registrant’s investment adviser, and PineBridge, the Registrant’s subadviser, under the heading “Fund Management” in the Prospectus and “Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Information concerning business and other connections of PineBridge’s directors and officers is incorporated herein by reference to PineBridge’s Form ADV (File No 801-18759) which is currently on file with the SEC. The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	SunAmerica	Director, President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc., Director, SunAmerica Fund Services, Inc.* Executive Vice President, SAFG Retirement Services, Inc. Chairman, Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director

Executive Vice President, American International Group, Inc.*

Director, President & Chief Executive Officer, SAFG Retirement Services, Inc.*

Director & Chief Executive Officer,

SunAmerica Life Insurance Company*

Director, Chief Executive Officer,

SunAmerica Annuity and Life Assurance Company*

Director, President and Chief Executive Officer, The United States Life Insurance Company in the City of New York* Director, Advisor Group Inc.

Christine A. Nixon	SunAmerica	Director, Secretary

Senior Vice President, General Counsel &

Secretary, SAFG Retirement Services, Inc.*

Director and Secretary, Advisor Group, Inc.*

Senior Vice President & Secretary,

SunAmerica Annuity and Life Assurance Company*

Senior Vice President & Secretary,

The United States Life Insurance Company in the City of New York*

Senior Vice President, General Counsel &

Secretary, SunAmerica Life Insurance

Company*

David E. Ballard	SunAmerica	Senior Vice President, Group Chief Technology Officer & Division Chief Information Officer	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Michael Cheah	SunAmerica	Senior Vice President	None

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	None

Donna M. Handel	SunAmerica	Senior Vice President	None

Daniel Lew	SunAmerica	Senior Vice President	None

Stephen Maginn	SunAmerica	Senior Vice President	Director, SunAmerica Capital Services, Inc.

Kara Murphy	SunAmerica	Senior Vice President	None

Steven Neimeth	SunAmerica	Senior Vice President	None

James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John Packs	SunAmerica	Senior Vice President	None

Timothy P. Pettee	SunAmerica	Senior Vice President. Chief Investment Officer	None

Andrew Sheridan	SunAmerica	Senior Vice President	None

Brendan Voege	SunAmerica	Senior Vice President	None

Janet Walsh	SunAmerica	Senior Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Frank Curran	SunAmerica	Vice President, Controller	None

William Devanney, Jr.	SunAmerica	Vice President	None

Andrew Doulos	SunAmerica	Vice President	None

Kathleen Fuentes	SunAmerica	Vice President	None

Nori L. Gabert	SunAmerica	Vice President	None

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer & Vice President	None

John Halpin	SunAmerica	Vice President	None

James Joyce	SunAmerica	Vice President	None

Chris Kagaoan	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

Douglas A. Loeffler	SunAmerica	Vice President	None

John E. McLean	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Chad Palumbo	SunAmerica	Vice President	None

Virginia N. Puzon	SunAmerica	Vice President

Director, Corporate Legal Affairs and Assistant Secretary SAFG Retirement Services, Inc.

Assistant Secretary, Advisor Group, Inc.

SunAmerica Annuity and Life Assurance Company

SunAmerica Life Insurance Company

The United States Life Insurance Company in the City of New York

Katherine Stoner	SunAmerica	Vice President	None

Dominic Vignola	SunAmerica	Vice President	None

Patricia Auld	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Christopher Okeke	SunAmerica	Assistant Vice President	None

Shawn Parry	SunAmerica	Assistant Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Diedre Shepherd	SunAmerica	Assistant Vice President	None

John Smith	SunAmerica	Assistant Vice President	None

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

SAFG Retirement Services, Inc, 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072,

SunAmerica Annuity and Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

The United States Life Insurance Company in the City of New York, 733 Third Avenue, New York, NY 10017

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Adviser, Personal Securities Trading, Distributor and Administrator” and “Trustees and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

Item 32.	Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series, Inc.

SunAmerica Series Trust

SunAmerica Specialty Series

(b)	The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s Shares:

Name and Principal Business Address	Position With Underwriter	Position with the Registrant
Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Director

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Executive Officer, President and Director	Vice President

James Siegel Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Financial Operations Principal	None

Stephen Maginn 21650 Oxnard St. Woodland Hills, CA 91367	Director	None

(c)	Inapplicable.

Item 33.	Location and Accounts and Records.

SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972.

The Fund also maintains records at PineBridge, 399 Park Avenue, New York, NY 10022, and at Wellington Management, 280 Congress Street, Boston, MA 02210.

Item 34.	Management Services.

Inapplicable.

Item 35.	Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 56 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 19th day of April, 2012.

SUNAMERICA EQUITY FUNDS
(Registrant)

By:	/s/ John Genoy
John Genoy
President

Pursuant to the requirements of the Securities Act, the Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ John Genoy John Genoy	President (Principal Executive Officer)	April 19, 2012

/s/ Donna M.Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	April 19, 2012

* Peter A. Harbeck	Trustee	April 19, 2012

* Richard W. Grant	Trustee	April 19, 2012

* Stephen J. Gutman	Trustee	April 19, 2012

* William F. Devin	Trustee	April 19, 2012

* Dr. Judith L. Craven	Trustee	April 19, 2012

* William J. Shea	Trustee	April 19, 2012

*By: /s/ John E. McLean John E. McLean as Attorney-in-Fact		April 19, 2012

*	Pursuant to a power of attorney previously filed.

EXHIBIT INDEX

Ex. Number	Description
(h)(vii)	Form of Fee Waiver Agreement